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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 22, 2004


                              DIGITAL FUSION, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                       0-24073                   13-3817344
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(State or Other Jurisdiction)  (Commission File Number)        (IRS Employer
                                                             Identification No.)


                4940-A Corporate Drive, Huntsville, Alabama 35805
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (256) 837-2620
                                                    ---------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
        ------------

     On July 22, 2004, Digital Fusion, Inc. issued a press release announcing the redemption of its convertible debt owed to a New York based institutional private equity fund and the entering of a secured revolving line of credit with First Commercial Bank in Huntsville, Alabama, an affiliate of Synovus Financial Corp.

     A copy of the press release is attached hereto as Exhibit 99.7.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        DIGITAL FUSION, INC.
                                        (Registrant)


                                        By: /s/ Roy E. Crippen, III
                                            ------------------------------------
                                            Chief Executive Officer and Director


                                        Date: July 22, 2004
                                              -------------


                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

99.7           Press release dated July 22, 2004, issued by Digital Fusion, Inc.